Exhibit 10.1

2026 EQUITY INCENTIVE PLAN

(Officer & Director & Senior Executive Option Plan)

Company: Rainmaker Worldwide Inc.

Plan Name: 2026 Equity Incentive Plan

Type: Stock Options (NSOs)

1. Purpose of the Plan

The purpose of this Plan is to attract, retain, and motivate officers, directors, senior executives and future officers, directors and senior executives of the Company by providing them with equity-based compensation aligned with shareholder interests.

2. Eligible Participants

Eligible participants under this Plan include:

●	Officers of the Company
●	Senior Executives (employees or consultants)
●	Members of the Board of Directors
●	Future officers and directors appointed or elected during the term of the Plan

Employees who are not officers nor senior executives may be added only by amendment approved by the Board.

3. Shares Subject to the Plan

●	The maximum number of shares available for issuance under this Plan shall be 10% of the Company’s issued and outstanding common shares, calculated on a fully diluted basis as of the Plan’s effective date.
●	The share pool shall be evergreen, automatically adjusting with changes in outstanding shares unless otherwise limited by Board resolution.
●	Shares underlying options that expire, are cancelled, or are forfeited shall return to the Plan pool.

4. Allocation Guidelines

The Board establishes the following allocation framework (non-binding but directive):

●	Officer and senior executive grants shall be at least double the number of options granted to non-executive directors, on a per-grant basis.
●	The Board may differentiate among officers and senior executives (e.g., CEO, CFO, COO) based on role, responsibility, and tenure.
●	Director grants may be annual, per-meeting, or term-based.

The Board retains discretion to deviate from these guidelines for business reasons.

5. Administration

●	The Plan shall be administered by the Board of Directors or a duly appointed Compensation Committee.
●	The administrator has full authority to:

◌	Determine grant sizes
◌	Establish vesting schedules
◌	Determine exercise prices
◌	Interpret the Plan
◌	Resolve disputes

6. Type of Awards

Awards under the Plan may consist of:

●	Incentive Stock Options (ISOs) (to the extent permitted under IRC §422)
●	Non-Qualified Stock Options (NSOs)

Directors shall receive NSOs only.

7. Exercise Price

●	The exercise price shall be no less than fair market value (FMV) of the Company’s common stock on the date of grant.
●	FMV shall be determined by:

◌	The closing market price on the OTC market; or
◌	If unavailable, a Board-determined valuation in good faith.

8. Vesting

Unless otherwise approved by the Board:

●	Options shall vest over time-based schedules (e.g., 3–4 years)
●	Vesting may include cliffs, graded vesting, or performance triggers
●	The Board may approve accelerated vesting upon:

◌	Change of control
◌	Termination without cause
◌	Death or disability

9. Term of Options

●	No option shall have a term longer than 10 years from the date of grant.
●	ISOs granted to 10% shareholders (if any) shall have a maximum term of 5 years.

10. Termination of Service

Unless otherwise specified in the grant agreement:

●	Voluntary or involuntary termination: unvested options are forfeited unless determined otherwise by the Administrator.
●	Death or disability: vested options may be exercised for up to 12 months
●	With Cause: all options (vested and unvested) are forfeited immediately

11. Change of Control

Upon a change of control, the Board may:

●	Accelerate vesting
●	Cash out options
●	Substitute options into the acquiring entity

12. Securities Law Compliance

All option grants and exercises shall be subject to:

●	Federal and state securities laws
●	OTC Market rules
●	Any applicable holding periods or resale restrictions

13. No Right to Continued Service

Participation in the Plan does not confer any right to continued employment or board service.

14. Amendment and Termination

●	The Board may amend or terminate the Plan at any time.
●	Shareholder approval shall be required where mandated by law or exchange rules.

15. Effective Date

This Plan is effective as of January 9, 2026, upon adoption by the Board of Directors.